  FPA Perennial Fund, Inc.

                                                   SEMI-ANNUAL REPORT

                              JUNE 30, 2002

[FPA LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064
PASARPT75802

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

        After a surprisingly strong first quarter, the stock market at last surrendered to overvaluation and stock prices were down sharply in the second quarter, as well as July. Larger companies continued to lead the decline, and the S&P 500 and Nasdaq indexes have now retreated to levels of 4-5 years ago. A combination of slowing economic recovery and corporate scandals explains much of the recent market weakness.

        Perennial's investment performance during the second quarter was disappointing - an 8% decline, only slightly better than the benchmark Russell 2500. This marks the eighth consecutive quarter of doing better than the benchmark index, as well as the S&P 500. In addition, Perennial's three- and five-year returns are still robust.

                                            PERIODS ENDED JUNE 30, 2002
                      -------------------------------------------------------------------------
                      SECOND                             ONE             THREE            FIVE
                      QUARTER           YTD             YEAR            YEARS *          YEARS*
                      -------           ---             ----            ------           ------
Perennial**            (8.3)%          (2.9)%            3.0%            12.3%            13.8%
Russell 2500           (8.6)%          (5.2)%           (7.6)%            3.9%             6.9%
S&P 500               (13.4)%         (13.2)%          (18.0)%           (9.2)%            3.7%
Nasdaq                (20.7)%         (25.0)%          (32.3)%          (18.3)%            0.3%

 *Annualized
**At net asset value, before sales charge.

        At FPA Perennial Fund, we not only recycle metal, glass, and paper, but occasionally also stock ideas. An example of this is LINCARE, a Perennial holding during the second half of 2000, and now back in the portfolio in 2002.

        Lincare is a leading provider of respiratory therapy to patients in their homes, an industry which has been growing at about 7-10% annually. It provides oxygen and drug treatment to people whose lung or heart function has been severely compromised. This usually takes the form of chronic obstructive pulmonary disease, mostly smoking related emphysema and bronchitis, or congestive heart failure. Home oxygen generally improves the patient's condition while reducing costs to the healthcare system, when compared to treatment in a hospital environment.

  The home respiratory industry remains highly fragmented, with more than 2,000 providers, but is gradually being consolidated by a few national companies. The largest of these are Lincare and Apria Healthcare, which each has about 20% of the total market.

  Lincare has grown rapidly for many years, both through internal expansion and acquisitions of small, local operators. This long history of steady growth, as well as Lincare's superior return on capital, were both strong attractions for us. Lincare's 30% operating margin, 25% return-on-equity, and relatively low debt levels were all far better than any of its competitors.

  One worry for healthcare providers like Lincare is the omnipresent threat of adverse government action. This typically takes two forms - investigations into improper billing or conduct, and changes in reimbursement rates. Of course, these concerns can also provide attractive entry points for the patient buyer, and we believe that this was the case for us.

  Our first purchase of Lincare was in June 2000 when its stock was trading at roughly the same price as three years earlier, despite a 50% EPS gain over that period. Part of the reason may have been two separate federal investigations into Lincare's billing, documentation, and marketing practices, as well as a "whistleblower" lawsuit filed by a former employee.

  We felt that the undoubted risks associated with these actions were more than reflected in Lincare's 12x PE, and we were also comfortable with Lincare's internal compliance and audit practices. We established a position at about $12 per share (adjusted for a later 2-1 split).

  Six months later the environment had changed. Many health care companies were now back in favor as a recession threatened. Lincare's price had doubled (earnings were up 10%). We sold the position. (Nothing has ever come of either investigation or the lawsuit.)

        By the fall of 2001, Lincare had again become a viable idea for the portfolio. The market was more interested in cyclical recovery ideas than in boring high return on capital, steady growth companies. In addition, there was a credible threat that Congress would reduce Lincare's payments for Medicare patients by changing the reimbursement formula for the asthma drugs which some patients received along with their oxygen. (Although nothing has yet been enacted, this remains a real possibility nine months later.) As a result, Lincare's stock price had retreated modestly despite considerable earnings progress.

        It should be noted that sometimes negative events, like reimbursement cuts, can provide an opportunity for the superior company. For example, in the late 1990s the Medicare payment for home oxygen therapy was reduced by 30% over a two-year period. Lincare reduced costs and captured market share from weakened competitors. Its earnings actually increased by 14% over the period and its competitive position was enhanced.

        We repurchased Lincare during the fourth quarter of 2001 and first quarter of 2002. The valuation, about 19x trailing 12 months earnings and 14-15x projected 2002 EPS, was somewhat higher than our original buy in 2000, but we appreciated its predictability in an environment in which earnings growth was elusive for many companies.

        Lincare is now Perennial's fourth largest position. It was the best performer in the portfolio during the generally dismal second quarter.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President
July 25, 2002

                             HISTORICAL PERFORMANCE

                                           AVERAGE ANNUAL TOTAL RETURN
                                           PERIODS ENDED JUNE 30, 2002
                                           ---------------------------
                                    1 YEAR           5 YEARS           10 YEARS
                                    ------           -------           --------
FPA Perennial Fund, Inc.
  (NAV)                             3.02%            13.80%             13.05%
FPA Perennial Fund, Inc.
  (Net of Sales Charge)            (2.39)%           12.58%             12.44%
Lipper Small-Cap Core Fund
   Average                         (3.98)%            7.59%             12.50%
Russell 2500 Index                 (7.61)%            6.86%             12.58%


The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2002 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Small-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

                             MAJOR PORTFOLIO CHANGES

                         Six Months Ended June 30, 2002

                                                    SHARES
                                                   -------
NET PURCHASES

COMMON STOCKS
Advanced Fibre Communications, Inc.                 76,000
Black Box Corporation                               18,000
Cal Dive International, Inc.                        25,000
Circuit City Stores, Inc.                           40,000
Clayton Homes, Inc.                                 20,000
Cognex Corporation                                  45,000
Crane Co.                                           43,000
Engelhard Corporation (1)                           50,000
HON INDUSTRIES Inc.                                 11,000
IDEX Corporation                                     8,000
Lincare Holdings Inc.                               50,000
Martin Marietta Materials, Inc.                      7,100
National Commerce Financial Corporation             45,000
Noble Corporation                                    2,600
OM Group, Inc.                                       5,000
Ocular Sciences, Inc.                               21,000
Office Depot, Inc.                                  30,000
Plantronics, Inc.                                   50,000
SanDisk Corporation                                120,000
Tidewater Inc.                                      35,000
TriQuint Semiconductor, Inc.                       125,000
Zebra Technologies Corporation (Class A)            11,900

NET SALES

COMMON STOCKS
Brown & Brown, Inc.                                  1,800
DENTSPLY International Inc. (2)                     11,000
Graco Inc.                                           3,000


(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002

COMMON STOCKS                                                           SHARES         VALUE
-----------------------------------------------------------------     ----------     -----------
PRODUCER DURABLE GOODS-- 18.1%
Cognex Corporation*                                                       70,000     $ 1,403,500
Crane Co.                                                                 85,000       2,157,300
Denison International plc (ADR)*                                          75,000       1,391,250
Donaldson Company, Inc.                                                   18,000         630,720
Graco Inc.                                                                94,950       2,387,043
IDEX Corporation                                                          56,800       1,902,800
Manitowoc Company, Inc., The                                              48,300       1,714,167
Zebra Technologies Corporation (Class A)*                                 42,000       2,025,240
                                                                                     -----------
                                                                                     $13,612,020
                                                                                     -----------

TECHNOLOGY -- 12.2%
Advanced Fibre Communications, Inc.*                                     110,000     $ 1,819,400
Belden Inc.                                                               49,000       1,021,160
KEMET Corporation*                                                        50,200         896,572
Plantronics, Inc.*                                                        62,000       1,178,620
SanDisk Corporation*                                                     230,000       2,852,000
Stratos Lightwave, Inc.*                                                  45,339          72,543
TriQuint Semiconductor, Inc.*                                            209,691       1,344,119
                                                                                     -----------
                                                                                     $ 9,184,414
                                                                                     -----------

HEALTH CARE -- 9.7%
Landauer, Inc.                                                            55,000     $ 2,135,650
Lincare Holdings Inc.*                                                    80,000       2,584,000
Ocular Sciences, Inc.*                                                    98,100       2,599,650
                                                                                     -----------
                                                                                     $ 7,319,300
                                                                                     -----------

ENERGY -- 8.7%
Cal Dive International, Inc.*                                             80,000     $ 1,760,000
Noble Corporation*                                                        55,000       2,123,000
Tidewater Inc.                                                            80,000       2,633,600
                                                                                     -----------
                                                                                     $ 6,516,600
                                                                                     -----------

BUSINESS SERVICES & SUPPLIES -- 7.0%
HON INDUSTRIES Inc.                                                       70,000     $ 1,905,400
Manpower Inc.                                                             33,000       1,212,750
Office Depot, Inc.*                                                      130,000       2,184,000
                                                                                     -----------
                                                                                     $ 5,302,150
                                                                                     -----------

MATERIALS -- 6.0%
Engelhard Corporation                                                     50,000     $ 1,416,000
Martin Marietta Materials, Inc.                                           28,000       1,092,000
OM Group, Inc.                                                            32,000       1,984,000
                                                                                     -----------
                                                                                     $ 4,492,000
                                                                                     -----------

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002

                                                                      SHARES OR
                                                                      PRINCIPAL
COMMON STOCKS                                                           AMOUNT          VALUE
-----------------------------------------------------------------     ----------     -----------

DISTRIBUTION -- 5.4%
Arrow Electronics, Inc.*                                                  41,000     $   850,750
Black Box Corporation*                                                    45,000       1,832,850
ScanSource, Inc.*                                                         23,000       1,412,430
                                                                                     -----------
                                                                                     $ 4,096,030
                                                                                     -----------
RETAILING -- 4.9%
Circuit City Stores, Inc.                                                 90,000     $ 1,687,500
O'Reilly Automotive, Inc.*                                                72,500       1,998,100
                                                                                     -----------
                                                                                     $ 3,685,600
                                                                                     -----------

BANKING -- 3.3%
National Commerce Financial Corporation                                   95,000     $ 2,498,500
                                                                                     -----------

CONSUMER DURABLE GOODS -- 3.0%
Clayton Homes, Inc.                                                      145,000     $ 2,291,000
                                                                                     -----------

INSURANCE -- 1.5%
Brown & Brown, Inc.                                                       36,800     $ 1,159,200
                                                                                     -----------

TOTAL COMMON STOCKS-- 79.8% (Cost $47,532,965)                                       $60,156,814
                                                                                     -----------


CONVERTIBLE DEBENTURE-- 0.5% (Cost $705,250)
Reptron Electronics, Inc.--6.75% 2004                                   $775,000     $   348,750
                                                                                     -----------

TOTAL INVESTMENT SECURITIES-- 80.3% (Cost $48,238,215)                               $60,505,564
                                                                                     -----------

SHORT-TERM INVESTMENTS -- 19.2% (Cost $14,441,805)
Short-term Corporate Note:
  AIG Funding, Inc.-- 1.75% 7/01/02                                   $3,700,000     $ 3,700,000
  American General Finance Corporation-- 1.65% 7/02/02                 1,500,000       1,499,931
  General Electric Capital Services, Inc.-- 1.63% 7/05/02              2,085,000       2,084,622
  United Parcel Service of America, Inc.--1.72% 07/08/02               3,460,000       3,458,843
  E.I. du Pont de Nemours and Company--1.72% 07/10/02                  3,700,000       3,698,409
                                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS                                                         $14,441,805
                                                                                     -----------

TOTAL INVESTMENTS-- 99.5% (Cost $62,680,020)                                         $74,947,369
Other assets and liabilities, net-- 0.5%                                                 370,232
                                                                                     -----------

TOTAL NET ASSETS-- 100%                                                              $75,317,601
                                                                                     ===========

*Non-income producing security

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2002

ASSETS
 Investments at value:
  Investment securities-- at market value
   (identified cost $48,238,215)                                     $60,505,564
  Short-term investments-- at cost plus interest earned
   (maturity 60 days or less)                                         14,441,805     $74,947,369
                                                                     -----------
 Cash                                                                                        959
 Receivable for:
  Capital Stock sold                                                 $ 1,566,410
  Dividends and accrued interest                                          57,282       1,623,692
                                                                     -----------     -----------
                                                                                     $76,572,020

LIABILITIES
 Payable for:
  Investment securities purchased                                    $   841,219
  Capital stock repurchased                                              336,773
  Advisory fees and financial services                                    49,927
  Accrued expenses                                                        26,500       1,254,419
                                                                     -----------     -----------

NET ASSETS                                                                           $75,317,601
                                                                                     ===========

SUMMARY OF SHAREHOLDERS' EQUITY
 Capital Stock-- par value $0.01 per share; authorized
  25,000,000 shares; outstanding 3,349,545 shares                                    $    33,495
 Additional Paid-in Capital                                                           61,569,661
 Undistributed net realized gain on investments                                        1,538,729
 Accumulated net loss                                                                    (91,633)
 Unrealized appreciation of investments                                               12,267,349
                                                                                     -----------
 Net assets at June 30, 2002                                                         $75,317,601
                                                                                     ===========
NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding)                                               $22.49
                                                                                          ======
Maximum offering price per share
 (100/94.75 of per share net asset value)                                                 $23.74
                                                                                          ======


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 2002

INVESTMENT INCOME
  Dividends                                                                          $   187,049
  Interest                                                                               116,195
                                                                                     -----------
                                                                                     $   303,244
EXPENSES -- Note 3:
  Advisory fees                                                      $   232,400
  Transfer agent fees and expenses                                        45,129
  Financial services                                                      31,908
  Audit fees                                                              25,200
  Registration fees                                                       12,493
  Custodian fees and expenses                                             12,444
  Reports to shareholders                                                 11,214
  Directors' fees and expenses                                            10,000
  Legal fees                                                               8,139
  Other expenses                                                           6,678
                                                                     -----------
                                                                         395,605
  Reimbursement from Investment Adviser                                     (728)        394,877
                                                                     -----------     -----------
    Net investment loss                                                              $   (91,633)
                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
   short-term investments with maturities of 60 days or less)        $   771,474
  Cost of investment securities sold                                     210,946
                                                                     -----------
   Net realized gain on investments                                                  $   560,528

Unrealized appreciation of investments:
  Unrealized appreciation at beginning of period                     $15,843,466
  Unrealized appreciation at end of period                            12,267,349
                                                                     -----------
    Decrease in unrealized appreciation of investments                                (3,576,117)
                                                                                     -----------

      Net realized and unrealized loss on investments                                $(3,015,589)
                                                                                     -----------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                                      $(3,107,222)
                                                                                     ===========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           SIX MONTHS ENDED                  YEAR ENDED
                                                          JUNE 30, 2002                  DECEMBER 31, 2001
                                                     ---------------------------     ----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                       $   (91,633)                    $   (47,966)
  Net realized gain on investments                       560,528                       4,197,320
  Increase (decrease) in unrealized
   appreciation of investments                        (3,576,117)                      5,078,836
                                                     -----------                     -----------
Increase (decrease) in net assets resulting
 from operations                                                     $(3,107,222)                     $ 9,228,190

Distributions to shareholders from:
  Net realized capital gains                                             --                            (4,255,231)

Capital Stock transactions:
  Proceeds from Capital Stock sold                   $54,073,957                      $8,475,058
  Proceeds from shares issued to
   shareholders upon reinvestment of
   dividends and distributions                            --                           3,697,945
  Cost of Capital Stock repurchased                  (27,624,428)     26,449,529      (5,340,334)       6,832,669
                                                     -----------     -----------     -----------      -----------

Total increase in net assets                                         $23,342,307                      $11,805,628

NET ASSETS
Beginning of period                                                   51,975,294                       40,169,666
                                                                     -----------                      -----------

End of period                                                        $75,317,601                      $51,975,294
                                                                     ===========                      ===========
CHANGE IN CAPITAL STOCK
 OUTSTANDING
Shares of Capital Stock sold                                           2,244,410                          379,363
Shares issued to shareholders upon
 reinvestment of dividends and
 distributions                                                            --                              160,775
Shares of Capital Stock repurchased                                   (1,140,289)                        (245,875)
                                                                     -----------                      -----------
Increase in Capital
 Stock outstanding                                                     1,104,121                          294,263
                                                                     ===========                      ===========


See notes to financial statements.

                             FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX
                                              MONTHS
                                               ENDED                      YEAR ENDED DECEMBER 31,
                                             JUNE 30,     -------------------------------------------------------
                                               2002         2001        2000        1999        1998        1997
                                             --------     -------     -------     -------     -------     -------
Per share operating performance:
Net asset value at beginning of period         $23.15      $20.59      $20.45      $20.15      $24.00      $22.58
                                               ------      ------      ------      ------      ------      ------
Income from investment operations:
  Net investment income (loss)                 $(0.03)     $(0.02)         --      $(0.03)     $ 0.07      $ 0.05
  Net realized and unrealized gain
   on investment securities                     (0.63)      $4.65       $1.95        4.89        0.82        4.61
                                               ------      ------      ------      ------      ------      ------
Total from investment operations               $(0.66)      $4.63       $1.95       $4.86      $ 0.89      $ 4.66
                                               ------      ------      ------      ------      ------      ------
Less distributions:
  Dividends from net investment income            --          --          --          --       $(0.11)     $(0.05)
  Distributions from net realized
   capital gains                                  --       $(2.07)     $(1.81)     $(4.56)      (4.63)      (3.19)
                                               ------      ------      ------      ------      ------      ------
  Total distributions                             --       $(2.07)     $(1.81)     $(4.56)     $(4.74)     $(3.24)
                                               ------      ------      ------      ------      ------      ------
Net asset value at end of period               $22.49      $23.15      $20.59      $20.45      $20.15      $24.00
                                               ======      ======      ======      ======      ======      ======

Total investment return*                        (2.85)%     22.73%      10.16%      25.31%       4.80%      24.30%
Ratios/supplemental data:
Net assets at end of period (in 000s)         $75,318     $51,975     $40,170     $43,116     $49,813     $50,201
Ratio of expenses to average net assets          1.20%+      1.24%       1.24%       1.30%       1.16%       1.16%
Ratio of net investment income (loss) to
  average net assets                            (0.28)%+    (0.11)%       0.02%     (0.15)%      0.32%       0.21%
Portfolio turnover rate                             3%+        25%         16%         16%        34%         19%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2002 is not annualized.

+  Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Securities Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities that are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $17,782,833 for the six months ended June 30, 2002. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at June 30, 2002 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2002 for federal income tax purposes was $15,012,346 and $2,744,997 respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended June 30, 2002, the Fund paid aggregate fees of $10,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended June 30, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $34,427 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On June 28, 2002, the Board of Directors declared a distribution from net realized capital gains of $0.31 per share payable July 9, 2002 to shareholders of record on June 28, 2002. For financial statement purposes, this dividend was recorded on the ex-dividend date, July 1, 2002.

                        DIRECTOR AND OFFICER INFORMATION

                                   POSITION(S)                                               PORTFOLIOS IN
                                    WITH FUND/              PRINCIPAL OCCUPATION(S)           FUND COMPLEX
   NAME, AGE & ADDRESS             YEARS SERVED             DURING THE PAST 5 YEARS             OVERSEEN      OTHER DIRECTORSHIPS
   -------------------             ------------             -----------------------             --------      -------------------
Willard H. Altman, Jr. - (66)    Director+         Retired. Formerly, until 1995, Partner          5
11400 W. Olympic Blvd., #1200    Years Served:4    of Ernst & Young LLP, independent
Los Angeles, CA 90064                              auditors for the Fund.

John Endicott - (84)             Director+         Independent Management Consultant.              1
11400 W. Olympic Blvd., #1200    Years Served:19
Los Angeles, CA 90064

Leonard Mautner - (84)           Director+         President, Leonard Mautner Associates;
11400 W. Olympic Blvd., #1200    Years Served: 19  General Partner, Goodman & Mautner Ltd.         2
Los Angeles, CA 90064

Lawrence J. Sheehan - (70)       Director+         Of counsel to, and partner (1969 to             4
11400 W. Olympic Blvd., #1200    Years Served: 11  1994) of, the law firm of O'Melveny &
Los Angeles, CA 90064                              Myers LLP, legal counsel to the Fund.

Eric S. Ende - (57)              Director+         Senior Vice President of the Adviser.           3
11400 W. Olympic Blvd., #1200    President &
Los Angeles, CA 90064            Chief Investment
                                 Officer
                                 Years Served: 2

Steven R. Geist - (48)           Senior Vice       Vice President of the Adviser.
11400 W. Olympic Blvd., #1200    President
Los Angeles, CA 90064            & Fixed-Income
                                 Manager
                                 Years Served:6

J. Richard Atwood - (42)         Treasurer         Principal and Chief Operating Officer of                  First Pacific Advisors,
11400 W. Olympic Blvd., #1200    Years Served: 5   the Adviser. President of FPA Fund                        Inc. and FPA Fund
Los Angeles, CA 90064                              Distributors, Inc.                                        Distributors, Inc.




Sherry Sasaki - (47)             Secretary         Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200    Years Served: 19  of the Adviser and Secretary of FPA
Los Angeles, CA 90064                              Fund Distributors, Inc.
Angeles, CA90064

Christopher H. Thomas - (45)     Assistant         Vice President and Controller of the                      FPA Fund
11400 W. Olympic Blvd., #1200    Treasurer         Adviser and of FPA Fund Distributors,                     Distributors, Inc.
Los Angeles, CA 90064            Years Served:7    Inc.


+ Directors serve until their resignation, removal or retirement.

INVESTMENT ADVISER
First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA  90064

LEGAL COUNSEL
O'Melveny & Myers LLP
Los Angeles, California

SHAREHOLDER SERVICE AGENT
Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000

DISTRIBUTOR
FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064
(800) 982-4372
(310) 473-0225

CUSTODIAN & TRANSFER AGENT
State Street Bank  and Trust Company
Boston, Massachusetts

INDEPENDENT AUDITORS
Ernst & Young LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.